Creating a better tomorrow™… Fourth Quarter 2022 Earnings February 2, 2023 Louis Pinkham, Chief Executive Officer Rob Rehard, Vice President, Chief Financial Officer

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 4Q 2022 FORWARD LOOKING STATEMENTS 2 This presentation contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “target,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: the possibility that the conditions to the consummation of the proposed acquisition of Altra Industrial Motion Corp. (the “Proposed Acquisition”) will not be satisfied on the terms or timeline expected, or at all; failure to obtain, or delays in obtaining, or adverse conditions related to obtaining regulatory approvals sought in connection with the Proposed Acquisition; Regal Rexnord’s substantial indebtedness as a result of the Proposed Acquisition and the effects of such indebtedness on the combined company’s financial flexibility after the Proposed Acquisition; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; the possibility that the pendency of the Proposed Acquisition could materially or adversely affect our and Altra’s business, financial condition, results of operations or cash flows; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Proposed Acquisition, the merger with Rexnord Process & Motion Control business (the “Rexnord PMC business”) and the acquisition of Arrowhead Systems, LLC (“Arrowhead”) (together with the Proposed Acquisition and the merger with the Rexnord PMC business, the “Transactions”) within the expected time-frames or at all and to successfully integrate Altra, the Rexnord PMC business and Arrowhead; Regal Rexnord’s ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord’s results, operations and financial condition, including the impact from costs to execute and finance any such transactions; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the acquisition of the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with global manufacturing, including public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; Regal Rexnord’s overall debt levels and its ability to repay principal and interest on its outstanding debt; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this presentation and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this presentation or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES 3 4Q 2022 We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted bank EBITDA, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted bank EBITDA, adjusted net sales, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” to refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2022 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

4Q 2022

OPENING COMMENTS

- Organic Sales Growth, Positive Price/Cost, Healthy EBITDA Margin Expansion
- Strong Free Cash Flow Conversion* of 165%
- Order Moderation As Expected; Elevated Backlog Continues To Bolster Top Line Outlook
- M&A Synergies Augmenting Margin Gains In MCS
  - Solid Powertrain & Cross-Sell Momentum
- Focused On Ample Controllable Execution
  - M&A Synergies, 80/20, Lean, Robust NPD
- Significant Milestones Towards Altra Closing
  - Secured Transaction Financing At Rates ~100bps Below Initial Expectations
  - Altra Received Stockholder Approval
  - U.S. HSR Waiting Period Ended, Short Form Process Begun in China, Other Jurisdictional Reviews On Track

($ in millions, except per share data)	4Q 2021	4Q 2022
Adjusted Net Sales*	$1,216.6	$1,244.7
Adjusted EBITDA*	$229.7	$273.4
Adjusted EBITDA Margin*	18.9%	22.0%
Adjusted Diluted EPS*	$2.16	$2.64
Free Cash Flow*	$82.6	$169.0

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

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Creating a better tomorrow™...

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©2022 Regal Rexnord Corporation, Proprietary and Confidential

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… INDUSTRIAL POWERTRAIN MOMENTUM 4Q 2022 6Delivering Optimized Powertrains That Improve Customer Productivity Recent Powertrain Win Reduced Complexity And Offered Enhanced Design And Assembly Support Customer Problem • A large municipal water treatment project owner was seeking an integrated solution to create a more durable, longer-lasting, and more energy-efficient system. • The customer wanted to focus on other areas of this complex project so needed an application expert to provide an optimized sub-system. Regal Rexnord Solution • RRX was the only supplier that could provide a turnkey solution, including commissioning, that met all design specifications for each component and for the system. • Leveraging our industry and application expertise allowed RRX to create a custom solution, while maintaining highly competitive lead times. • Our engineering services response time was best in class, from design to quote, which exceeded the customer’s expectations. Regal Rexnord / Customer Win-Win • Reducing engineering and logistics-related complexities allowed the customer to focus on other areas of the project. • The differentiated value-added services & support that RRX provided made cost competitiveness a secondary consideration.

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2022 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… MOTION CONTROL SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Merger Synergies Boosting Revenue Growth And Margins Sales • Organic Sales* Up 9.4% • Key Drivers • General Industrial • Energy • Metals & Mining • Aerospace • Alt. Energy (-) Adjusted EBITDA Margin* • 27.8% of Adj. Net Sales $21.3 $39.0 8 $189.8 Adjusted EBITDA* ($ Millions) Adjusted Net Sales* ($ Millions) 4Q 2022 4Q21 4Q22 $596.1 $547.0 4Q21 4Q22 $135.7 $165.5

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted Net Sales* ($ Millions) Sales • Organic Sales* Down 10.7% • Key Drivers • N.A. Resi HVAC • Europe HVAC • General Industrial Adjusted EBITDA Margin* • 18.5% of Adj. Net Sales CLIMATE SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Overcoming Supply Chain Headwinds & Improving In 2023 9 Adjusted EBITDA* ($ Millions) 4Q 2022 4Q21 4Q22 $265.8 $235.2 4Q21 4Q22 $53.5 $43.4

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted Net Sales* ($ Millions) Sales • Organic Sales* Up 5.6% • Key Drivers • N.A. General Industrial • C-HVAC • China (-) Adjusted EBITDA Margin* • 17.6% of Adj. Net Sales COMMERCIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Continued Strong Performance On Outgrowth & Margins Despite China Market Pressure 10 Adjusted EBITDA* ($ Millions) 4Q 2022 4Q21 4Q22 $257.1 $260.3 4Q21 4Q22 $32.1 $45.8

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Organic Sales* Up 9.7% • Key Drivers • U.S. General Industrial • Data Center • China (-) Adjusted EBITDA Margin* • 12.2% of Adj. Net Sales INDUSTRIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Operating Improvements Continue To Drive Top Line Strength, Margin Gains 11 Adjusted Net Sales* ($ Millions) Adjusted EBITDA* ($ Millions) 4Q 2022 4Q21 4Q22 $146.7 $153.1 4Q21 4Q22 $8.4 $18.7

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $29.2 Million in 4Q 2022 Effective Tax Rate (ETR) • 19.0% Adj. ETR* in 4Q 2022 Restructuring & Related Costs • $20.0 Million in 4Q 2022 KEY FINANCIAL METRICS & OTHER UPDATES Balance Sheet at December 31, 2022 • Total Debt of $2,023.5 Million • Net Debt* of $1,335.0 Million • Net Debt*/Adj. Bank EBITDA* of 1.2 Free Cash Flow* • $169.0 Million in 4Q 2022 • FCF Conversion* of 165% in 4Q 2022 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 12 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Expect Outgrowth To Help Offset End Market, FX Headwinds • Organic Revenue Down Slightly • Diluted Adjusted EPS* of $10.05 to $10.85** 2023 OUTLOOK 13 4Q 2022 End Market Growth Assumptions, 2023 * Non-GAAP financial measurement; see Appendix for reconciliations ** Adjusted guidance does not take into account any costs, expenses or any other assumed financial impacts of, or contributions from, the Altra transaction.

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Expect Free Cash Flow Conversion >100% • Stock-Based Compensation of $27M • Depreciation of $125M • Amortization of $190M • Interest Expense, net of $105M* • Adjusted Tax Rate of 21.5% 2023 OUTLOOK – MODELING ITEMS 14 4Q 2022 • Noncontrolling Interest of $5M • Diluted Shares of 67.0M • Capital Expenditures of $120M • FCF % of Net Income >100% *Excludes All Altra-Related Financing Costs Modeling Items

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2022 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2022 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 17 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 18 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 19 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 20 4Q 2022 NET INCOME TO ADJUSTED EBITDA (Dollars in Millions) Dec 31, 2022 Jan 1, 2022 Net Income (Loss) 102.7$ (1.9)$ Plus: Income Taxes 8.9 11.8 Plus: Interest Expense 43.4 14.3 Less: Interest Income (2.0) (1.9) Plus: Depreciation 30.9 33.2 Plus: Amortization 46.1 44.6 EBITDA 230.0 100.1 Plus: Restructuring and Related Costs 20.0 11.9 Plus: Transaction and Related Costs 17.0 51.2 Plus: Goodwill Impairment - 33.0 Plus: Inventory Step Up - 24.3 Plus: Impairments and Exit Related Costs 0.9 0.5 Less: Gain on Sale of Assets - - Plus: Share-Based Compensation 5.5 8.7 Adjusted EBITDA 273.4$ 229.7$ Three Months Ended

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 21 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 22 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 23 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 24 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 25 4Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 26 4Q 2022